Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 10. Income Taxes

Significant components of deferred tax assets were as follows:

	As of December 31,
	2020	2019
U.S. federal tax loss carry–forward	$17,426	$15,227
U.S. State tax loss carry–forward	183	262
Equity based compensation	7,704	7,655
Fixed assets, intangible assets and goodwill	49	49
Long-term investments	(6)	-
Total deferred tax assets	25,357	23,193
Less: valuation allowance	(25,357)	(23,193)
Net deferred tax asset	$—	$—

As of December 31, 2020, the Company had the following tax attributes:

The Company has federal net operating loss carryforwards of $82,980 at December 31, 2020. Of the $82,980, approximately $55,200 will begin to expire in fiscal 2022 and the remaining approximately $27,800 million will be available indefinitely but will be limited to usage of 80% of taxable income. The Company also has state net operating loss carryforwards of $13,579 in the aggregate of which approximately $10,700 will begin to expire in 2036 and approximately $2,900 will not expire.

As it is not more likely than not that the resulting deferred tax benefits will be realized, a full valuation allowance has been recognized for such deferred tax assets. For the year ended December 31, 2020, the valuation allowance increased by $2,157. Federal and state laws impose substantial restrictions on the utilization of tax attributes in the event of an “ownership change,” as defined in Section 382 of the Internal Revenue Code. As of December 31, 2020, the Company performed a high-level review of its changes in ownership and determined that a change of control event likely occurred under Section 382 of the Internal Revenue Code and the Company’s net operating loss carryforwards are likely to be limited.

The reconciliation of income tax expense computed at the U.S. federal statutory rate to the income tax provision for the years ended December 31, 2020 and 2019 is as follows:

	As of December 31,
	2020	2019
Expected Federal Tax	(21.0)%	(-21.0)%
State income taxes (net of federal benefit)	(0.9)%	(-2.0)%
Accretion of notes payable discount	4.8%	13.8%
True up of prior year deferred tax assets	(-41.3)%	16.1%
True-up of state loss carryforward	2.9%	8.8%
Other	(0.2)%	1.6%
Change in valuation allowance	55.7%	(-17.3)%
Effective tax rate	0.00%	0.0%

The Company has adopted the provisions of ASC 740-10-25, which provides recognition criteria and a related measurement model for uncertain tax positions taken or expected to be taken in income tax returns. ASC 740-10-25 requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by tax authorities.

Tax position that meet the more likely than not threshold are then measured using a probability weighted approach recognizing the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company had no tax positions relating to open income tax returns that were considered to be uncertain.

The Company files income tax returns in the U.S. federal jurisdiction, North Carolina and Georgia jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non–U.S. income tax examinations by tax authorities for years before 2015.